Exhibit 99.1

Deutsche Bank High Yield Conference October 2006 Nancy Masten, Chief Financial Officer Andy Schroeder, Treasurer

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “potential,” and other comparable words, regarding future or contemplated performance, transaction, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest.Although we believe that the expectations reflected in the forward-looking statements, including those referring to future performance, growth, cash flow, income, distributions, coverage ratios, dividends, or other items or events, are reasonable, we can give no assurance that such expectations or the assumptions behind them will prove to be correct, or that projected performance or distributions will be achieved. The forward-looking statements involve a variety of risks and uncertainties, which are identified below and further discussed in the attached Appendix to this Presentation, which should be carefully reviewed and considered. If any of the uncertainties or risks develop into actual events, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations and financial condition, include:Fluctuations and volatility of natural gas, NGL product and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations on our future financial or operational flexibility; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of EBITDA and Distributable Cash Flow. We define EBITDA as net income or loss before interest; provision for income taxes; and depreciation and amortization expense. EBITDA is not a measure of performance calculated in accordance with GAAP, and (ii) should not be considered in isolation or as a substitute for net income, income from operations or cash flow as reflected in our financial statements. EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that EBITDA provides additional and useful information to our investors for trending, analyzing and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization and accretion expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) contributions to unconsolidated affiliates net of expansion capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) gains and losses on the sale of assets; and (vii) the subtraction of sustaining capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Distributable Cash Flow and EBITDA is net income. Please see the Appendix for our calculations of EBITDA and Distributable Cash Flow along with the appropriate reconciliations.

MarkWest - Two Public Companies

MarkWest Hydrocarbon, Inc.

- Ticker — MWP (AMEX)
- 11.95 million shares outstanding
- Price (9/29/06) — $28.00
- Market cap (9/29/06) — $335 million
  - Key assets:
    - 2.47 million units in MWE
    - 89.2% of MWE General Partner
    - Gas and natural gas liquid marketing
- No debt outstanding

Owns 16.7% of

MarkWest Energy Partners, L.P.

- Ticker — MWE (AMEX)
- 16.2 million units outstanding
- Price (9/29/06) — $49.00
- Market cap (9/29/06) — $793 million
- LT Debt: $425 million
- Key assets:
  - Southwest
    - East Texas gathering system & processing plant
    - W. Oklahoma gathering and processing systems
    - Lateral pipelines to power plants
    - 19 gathering systems
  - Gulf Coast
    - Javelina Processing Facility
    - Starfish Pipeline Company
  - Northeast
    - Largest gas processor in Appalachia
    - Plant and pipelines — western Michigan

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2006 Deutsche Bank High Yield Conference

MWE Business Strategy Optimize existing assets Low cost, high return expansions of existing assets High-quality, strategic acquisitions Secure long-term, fee-based contracts Best of class operations and customer service

Proven Results Since MWE IPO IPO Present Unit Price $20.50 $49.00 +139% EBITDA(1) $11.0 million $128.8 million +1071% Total Assets$85.9 million $1,039.0 million 1110% From year ended December 31, 2002 to twelve months ended June 30, 2006, pro forma for Javelina acquisition. $55.1 million / $11 million versus $476 million / $128 million Debt/EBITDA(2) 5x 3.7x -1.3x

MARKWEST
Energy Partners, L.P.

Strategic Long-Lived Assets

Foss Lake Gathering System
- Acquired December 2003
- 167 miles of gathering pipeline
- Gas processing plant
- 90 MMcf/d capacity

Carthage Gathering & Processing System
- Acquired July 2004
- 230 miles of gathering pipeline
- 350 MMcf/d capacity
- 200 MMcf/d processing plant in service January 1, 2006

Michigan Crude Oil Pipeline and Natural Gas System
- Acquired December 2003
- Crude oil pipeline
- 250-mile intrastate pipeline
- 90-mile natural gas pipeline
- Gas processing plant
- Niagaran Reef production



Lubbock Lateral System
- Acquired September 2003
- 68-mile gas pipeline
- 100 MMcf/d capacity

Appalachia
- 5 processing plants with 352 MMcf/d capacity
- NGL fractionation plant
- 136-mile NGL pipeline
- 11 MM gallon NGL storage facility

Pinnacle Gathering Systems
- Acquired March 2003
- 17 gas gathering systems
- 3 lateral gas pipelines

Javelina Company
- Acquired November 2005
- Gas processing, fractionation and transportation facilities

Starfish Pipeline Company
- Acquired March 2005
- Offshore gas gathering systems
- West Cameron dehydration

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2006 Deutsche Bank High Yield Conference

“MarkWest Energy Named #1 in Natural Gas Customer Satisfaction” EnergyPoint Research, Inc 2006 Customer Satisfaction Survey

Acquisitions $794 million in acquisitions since IPO ($ in millions) Diversified Growth Strategy Over 1300% Growth since IPO 2006 Deutsche Bank High Yield Conference $0$111$243$440$020022003200420052006$10.9$16.4$74.6 $60.8 $43.6 $149.2 20022003200420056 months endedJune 30, 2006(annualized)

2006 Plan Expansion Capital Expenditures Expansion Projects $100 million in organic growth projects since IPO with $92 million currently targeted for 2006 ($ in millions) $0$2$29$69$92$80to$150200220032004200520062007 Prelim.

MarkWest Announces Newfield Gathering Contract Newfield Woodford Shale Play

Newfield Gathering Agreement 15 year agreement with renewal option Approximately 400 miles of pipeline and infrastructure in four counties of Oklahoma’s Arkoma Basin Downstream interstate pipeline takeaway capacity will be > 500 MMcf/d Will be fee based gathering, compression, dehydration and treating Capital expenditure forecast: $175MM by end of 2007 Up to $350MM through 2011 Newfield’s exploration to date: 100 vertical wells 30 horizontal wells

Recent Acquisitions East Texas Processing Facility Starfish Pipeline Company Javelina Facility

MARKWEST
Energy Partners, L.P.

Javelina Gas Processing & Fractionation Facility

- Acquired 100% interest in November 2005 for $357 million plus working capital
- Gathers, treats and processes off-gas streams from six refineries:
  - Flint Hills East / West
  - Citgo East / West
  - Valero East / West
- POL contracts with all refineries
- Design inlet gas capacity of 140 MMcf/d
- On-site fractionation facility produces NGL products as well as ethylene and propylene
- No basin decline risk



Corpus Christi Bay

1H 2006 Revenue by Product



Butanes 17%
Pentanes 1%
Hydrogen 9%
Ethylene 23%
Ethane 23%
P/P Mix 10%
Propane 17%

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2006 Deutsche Bank High Yield Conference

Gathering System Gas Processing Plant East Texas System Update System capacity – 400 MMcf/d Blocker gathering system in service March 2006 – 30 MMcf/d capacity Current throughput – 395-400 MMcf/d including Blocker Pipeline Existing – 230 miles Centralized compressor stations Existing – 90,000 HP Gas processing plant commenced operations on January 1, 2006 200 MMcf/d capacity facility

Six Months Ended 6/30/06 Net Operating Margin By Geographic Region By Contract Type * Keep-whole exposure largely offset by long natural gas position derived from POI and natural gas contracts. Diversified Operations

MARKWEST
Energy Partners, L.P.

Risk Management Program

Forecasted 2006 Operating Margin Adjusted for Hedging Activity



Keep Whole 11%
Fee 33%
Nat.Gas 11%
NGL 21%
Hedged 24%

- Active hedging policy to mitigate commodity price risk
- Target 60% to 70% fee based and hedged
- Hedging time horizon is 18 – 36 months

			Hedge Position							
Product	Units	Long Positions*	2006	%	2007	%	2008	%	2009	%
Natural Gas	Mmbtu/day	4,200	1,575	38%	1,900	45%	375	9%	-	0%
Ethane	Bbl/day	3,400	545	16%	1,190	35%	-	0%	-	0%
NGLs (barrels of Oil Equivalents)	Bbl/day	2,740	2,470	90%	1,967	72%	2,015	74%	1,550	57%
Ethylene	MLbs/day	105	-	0%	-	0%	-	0%	-	0%
Propylene	Bbl/day	190	-	0%	-	0%	-	0%	-	0%

**Excludes Foss Lake*

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2006 Deutsche Bank High Yield Conference

MWE Capital Structure ($ in millions)As of June 30, 2006ActualProForma(1)Cash21.1$ 21.1$ Credit Facility369.1$ 51.0$ 6?% Senior Notes due 2014225.0225.08½% Senior Notes due 2016-200.0Total Debt594.1$ 476.0$ Partners' Capital312.1$ 439.4Total Capitalization906.2$ 915.4$ 6 months EBITDA74.6$ 74.6$ LTM EBITDA107.5$ 128.8$ Total Debt / Capitalization65.6%52.0%Total Debt / LTM EBITDA5.5x3.7xLTM EBITDA / Cash Interest Expense3.0x3.6x(1)ProForma for Financings closed on July 6, 2006 and Javelina acquisition

MWE Distribution Coverage 3 Months Ended 6/30/066 Months Ended 6/30/06($ in millions)Net income14.1$ 28.0$ Plus:Depreciation and amortization11.422.7Other4.83.6Less:Sustaining capital expenditures(0.6)(1.0)Distributable cash flow (DCF)29.7$ 53.3$ Actual distributions paid$18.7$32.3DCF / Actual distribution coverage ratio1.59x1.65xUnits outstanding16.2million

Strategic and growing midstream position with high-quality assets Ranked #1 in customer satisfaction Stable cash flows Experienced management team Successful track record of growth History of completing accretive acquisitions Demonstrated ability to capitalize on organic growth opportunities post-acquisition Investment Highlights

Investor Relations 866-858-0482 www.markwest.com 1515 Arapahoe St., Tower 2, Suite 700, Denver CO 80202

Appendix - Reconciliation of EBITDA to Net Income Reconciliation of EBITDA to net income($ in millions)Six monthsended June 30,20062005EBITDA74.627.2DD&A(22.6)(13.1)Interest expense(21.7)(8.2)Amortization of deferred financing costs(1.6)(1.0)Income before Texas margin tax28.74.9Texas margin tax(0.7)-Net Income28.0$ 4.9$

Appendix - Distributable Cash Flow Reconciliation of distributable cash flow to net income($ in millions)Six monthsended June 30,20062005Net Income28.0$ 4.9$ Depreciation, amortization and accretion22.713.1Amortization of deferred financing costs1.61.0Non-cash earnings from unconsolidated affiliates(2.2)(0.4)Contributions to unconsolidated affiliatesnet of expansion capital expenditures(5.3)-Non-cash compensation expense3.12.4Non-cash derivative activity6.7(0.1)Gain on sale of property, plant and equipment(0.3)(0.0)Sustaining capital expenditures(1.0)(1.0)Distributable cash flow53.3$ 20.0$